UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2026

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	001-38787	83-1895370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 First Street, 18th Floor

Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, including Zip Code)

(857) 327-8778

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 1, 2026, Cyclerion Therapeutics, Inc., a Massachusetts corporation (“Cyclerion” or the “Company”), and Korsana Biosciences, Inc., a Delaware corporation (“Korsana”), entered into an Agreement and Plan of Merger and Reorganization, which agreement was subsequently amended on April 17, 2026 (as amended, the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Cariboos Merger Sub Corp., a Delaware corporation (“First Merger Sub”), will merge with and into Korsana, with Korsana continuing as a wholly owned subsidiary of Cyclerion and the surviving corporation of the merger (the “First Merger”), and Korsana will merge with and into Cariboos Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub” and together with First Merger Sub, “Merger Subs”), with Second Merger Sub being the surviving entity of the merger (the “Second Merger” and, together with the First Merger, the “Merger”). After the completion of the Merger, Second Merger Sub will change its corporate name to “Korsana Biosciences Operating Company, LLC” and Cyclerion will change its name to “Korsana Biosciences, Inc.” The term “Combined Company” when used herein refers to the post-Merger corporate structure including Korsana Biosciences, Inc. (f/k/a Cyclerion Therapeutics, Inc.) as the parent entity and Korsana Biosciences Operating Company, LLC as its wholly owned subsidiary.

Item 5.07 Submission of Matters to a Vote of Security Holders

In connection with the Merger, Cyclerion held an annual meeting of Cyclerion shareholders on August 26, 2026 (the “Shareholder Meeting”), at which the Company’s shareholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed on Form S-4 with the Securities and Exchange Commission (the “SEC”), most recently amended on July 22, 2026 and declared effective on July 24, 2026 (as amended, the “Proxy Statement”) and first mailed to the Company’s shareholders on July 24, 2026. The final voting results regarding each proposal are set forth below. There were 4,681,351 shares of the Company’s common stock outstanding and entitled to vote on July 17, 2026, the record date for the Shareholder Meeting, and 3,896,779 shares of the Company’s common stock were represented in person or by proxy at the Shareholder Meeting, which number constituted a quorum.

Proposal No. 1: To approve (i) the issuance of shares of Cyclerion common stock (including the shares of Cyclerion common stock issuable upon conversion of Cyclerion Series B Preferred Stock), which will represent more than 20% of the shares of Cyclerion common stock outstanding immediately prior to the First Merger, to stockholders of Korsana, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A, including the amendments thereto, to the Proxy Statement, and (ii) the change of control of Cyclerion resulting from the First Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively (the “Nasdaq Stock Issuance Proposal”).

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,392,645	3,730	1,459	498,945

Proposal No. 2: To approve articles of amendment to the restated articles of organization of the Company, as amended (the “Cyclerion Articles”), to increase the number of shares of Cyclerion common stock that the Company is authorized to issue from 400,000,000 to 700,000,000, in the form attached as Annex H to the Proxy Statement (the “Authorized Share Increase Proposal”).

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,874,047	20,968	1,764	0

Proposal No. 3: To approve an amendment to the Cyclerion Articles to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio in the range of one new share for every two shares and one new share for every ten shares (or any number in between), in the form attached as Annex I to the Proxy Statement, with the final ratio and effectiveness of such amendment and the abandonment of such amendment to be mutually agreed by the Cyclerion board of directors (the “Cyclerion Board”) and the Korsana board of directors prior to the First Effective Time or, if the Nasdaq Stock Issuance Proposal is not approved by Cyclerion shareholders, determined solely by the Cyclerion Board (the “Reverse Stock Split Proposal”).

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,877,744	18,003	1,032	0

Proposal No. 4: To approve (A) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by domestication and (B)(i) the redomestication of the Company from the Commonwealth of Massachusetts to the Cayman Islands by way of continuation and (ii) as a special resolution for the purposes of Cayman Islands law, the memorandum and articles of association of the Combined Company (the “Cayman Articles”), substantially in the form attached as Annex K to the Proxy Statement (the “Redomestication Proposal”).

This proposal was not approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
2,099,051	1,296,575	2,208	498,945

Proposal No. 5: To elect six nominees to the Cyclerion Board and to hold office until the Company’s annual meeting of shareholders in 2027, and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal, provided that if the Merger is consummated, the composition of the Cyclerion Board will be reconstituted upon completion of the Merger, in accordance with the Merger Agreement.

Dr. De Souza, Dr. Graul, Dr. Hecht, Mr. Higgins, Dr. Hyman and Dr. Katabi were elected by the requisite vote of the Company’s shareholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Errol De Souza, Ph.D.	3,391,250	5,203	1,381	498,945
Regina Graul Ph.D.	3,391,523	4,887	1,424	498,945
Peter Hecht, Ph.D.	3,386,395	10,043	1,396	498,945
Michael Higgins	3,392,548	3,840	1,446	498,945
Steven Hyman, M.D	3,391,949	4,405	1,480	498,945
Dina Katabi, Ph.D.	3,391,459	4,934	1,441	498,945

Proposal No. 6: To ratify the appointment of Ernst & Young LLP as Cyclerion’s independent registered public accounting firm for fiscal year ending December 31, 2026.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,888,868	7,685	226	0

Proposal No. 7: To approve the Korsana Biosciences, Inc. 2026 Stock Incentive Plan.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
2,097,374	1,298,498	1,962	498,945

Proposal No. 8: To approve the Korsana Biosciences, Inc. 2026 Employee Stock Purchase Plan.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,073,739	322,041	2,054	498,945

Proposal No. 9: To approve, on an advisory basis, certain compensation arrangements for the Company’s named executive officers that are based on or otherwise relate to the Merger.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,316,341	7,799	73,694	498,945

Proposal No. 10: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

This proposal was approved by the requisite vote of the Company’s shareholders.

For	Against	Abstain	Broker Non-Votes
3,299,838	24,420	73,576	498,945

As there were sufficient votes to approve Proposal No. 1, Proposal No. 2, and Proposal No. 3 at the time of the Shareholder Meeting, Proposal No. 11 was not presented to shareholders.

Item 8.01 Other Events.

At the Shareholder Meeting on August 26, 2026, Cyclerion’s shareholders approved the Reverse Stock Split Proposal. Following this approval, the Cyclerion Board approved the reverse stock split of Cyclerion’s issued and outstanding common stock at a final ratio, agreed to by Korsana, of 1-for-7 shares of Cyclerion common stock (the “Reverse Stock Split”).

Prior to the closing of the Merger, Cyclerion will file articles of amendment to the Cyclerion Articles with the Secretary of the Commonwealth of Massachusetts to effect the Reverse Stock Split. Upon the effectiveness of such amendment (the “Reverse Stock Split Effective Time”), each 7 shares of Cyclerion common stock outstanding immediately prior to the Reverse Stock Split Effective Time will be combined and reclassified, automatically and without any action on the part of Cyclerion or its shareholders, into one new share of Cyclerion common stock. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Shareholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled to a cash payment in lieu thereof at a price equal to the fraction of a share to which the shareholder would otherwise be entitled multiplied by the closing price of the Company’s common stock on Nasdaq on the date of the filing of the amendment to the Cyclerion Articles effecting the Reverse Stock Split.

The Reverse Stock Split is expected to reduce the number of Cyclerion outstanding common stock from approximately 4.7 million shares to approximately 0.7 million shares of common stock. The number of shares of Cyclerion authorized common stock will not be affected by the Reverse Stock Split. At the Shareholder Meeting, Cyclerion’s shareholders approved an increase in the number of shares of Cyclerion authorized common stock from 400,000,000 to 700,000,000 shares in connection with closing of the Merger. Cyclerion common stock has no par value per share, and the Reverse Stock Split will not change that.

In addition, effective as of the Reverse Stock Split Effective Time and as a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise, vesting or settlement of all outstanding options to purchase shares of Cyclerion common stock, and the number of shares reserved for issuance pursuant to Cyclerion’s existing equity incentive and employee stock purchase plans will be reduced proportionately based on the Reverse Stock Split.

Following the Reverse Stock Split Effective Time and consummation of the Merger, the Combined Company’s common stock is expected to commence trading on a split-adjusted, post-Merger basis on Nasdaq under the name “Korsana Biosciences, Inc.” and ticker symbol “KRSA” at the open of trading on September 9, 2026, at which time the common stock will be represented by a new CUSIP number (23255M303) and ISIN Number (US23255M3034).

At the Shareholder Meeting, Cyclerion’s shareholders did not approve the Redomestication Proposal. As a result, the Cayman redomestication described in the Proxy Statement will not be effected and the Combined Company will remain a Massachusetts corporation following the Merger. Approval of the Redomestication Proposal is not a condition to the closing of the Merger.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Cyclerion, Korsana, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the anticipated filing and effectiveness of the articles of amendment effecting the Reverse Stock Split; the expected number of shares of Cyclerion common stock outstanding following the Reverse Stock Split; the anticipated commencement of trading of the Combined Company’s common stock on Nasdaq on a split-adjusted, post-Merger basis under the name “Korsana Biosciences, Inc.” and the ticker symbol “KRSA”, and the timing thereof; the new CUSIP and ISIN numbers expected to represent such common stock; the anticipated adjustments to outstanding equity awards and plan share reserves; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Cyclerion, Korsana or the proposed transaction will be those that have been anticipated.

The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, risks associated with the potential failure to complete the financing transaction in a timely manner or at all, risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of Cyclerion and Korsana to consummate the transactions contemplated by the Merger, risks associated with Cyclerion’s continued listing on Nasdaq until closing of the Merger, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger prior to the closing or consummation of the Merger, risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; risks associated with the combined company’s ability to manage expenses and unanticipated spending and costs that could reduce the combined company’s cash resources; risks related to the combined company’s ability to correctly estimate its operating expenses and other events; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates or its preclinical programs; the outcome of any legal proceedings that may be instituted against the combined company or any of its directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of the combined company to obtain, maintain and protect its intellectual property rights, in particular those related to its product candidates; the combined company’s ability to advance the development of its product candidates or preclinical activities under the timelines it anticipates in planned and future clinical trials; the combined company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; the combined company’s ability to realize the anticipated benefits of its research and development programs, strategic partnerships, licensing programs or other collaborations; regulatory requirements or developments and the combined company’s ability to obtain necessary approvals from the U.S. Food and Drug Administration or other regulatory authorities; changes to clinical trial designs and regulatory pathways; competitive responses to the Merger and changes in expected or existing competition; unexpected costs, charges or expenses resulting from the Merger; potential adverse reactions or changes to business relationships resulting from the completion of the Merger; legislative, regulatory, political and economic developments; and those risks and uncertainties and other factors more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by Cyclerion with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the proposed transaction, are based on Cyclerion’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Cyclerion, all of which are subject to change. Such forward-looking statements are made as of the date of this Current Report on Form 8-K, and the parties undertake no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K IS TRUTHFUL OR COMPLETE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCLERION THERAPEUTICS, INC.

Date: August 27, 2026	By:	/s/ Regina Graul, Ph.D.
	Name:	Regina Graul, Ph.D.
	Title:	President and Chief Executive Officer